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EXHIBIT 10.2

FORM OF PAYSTAR COMMUNICATIONS CORPORATION STOCK OPTION AGREEMENT

     FOR GOOD AND VALUABLE CONSIDERATION, PayStar Communications Corporation, a Nevada corporation, hereby irrevocably grants to the Key Person named below a stock option (the "Option") to purchase any part or all of the specified number of shares of its Common Stock upon the terms and subject to the conditions set forth in the PayStar Communications Corporation 1998 Employee Stock Option Plan at the specified purchase price per share without commission or other charge.

Name of Grantee:                     ________________
Social Security Number:              ________________
Grant Date:
Number of Shares covered by Option   ________________(________)
(the "Option Shares"):               ________________
Purchase Price Per Option Share:     ________________($_______)
                                     ________________($_______)
Expiration Date:                     ________________

[ ] Incentive Option  [ ] Non-qualified Option

Minimum Number of Option Shares Per Partial
Exercise (unless Optionee exercises all of the
Option then exercisable):                              One hundred (100)

Vesting Schedule:


The period for exercising this option shall commence on __________________ and end on ___________________. (Commence not earlier than one (1) week from the date of grant and shall end no more than ten years from the date of grant, provided however, an Incentive Option granted to an eligible employee owning more than 10% of the Common Stock, shall end no more than five years after the date of the grant. Outstanding options shall become immediately exercisable in full in the event that the Company is acquired by merger, purchase of all or substantially all of the Company's assets, or purchase of a majority of the outstanding stock by a single party or group acting in concert.)

Date of this Agreement: __________________

PayStar Communications Corporation

By: __________________________     _____________________
                                   Optionee's Signature
     Its _____________________
                                   Residence Address:
                                   _____________________
                                   _____________________